DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------

EQUITY INVESTOR FUND          The objective of this Defined Fund is total return
SELECT TEN RETIREMENT         through a combination of capital appreciation and
PORTFOLIO                     current dividend income. The common stocks in the
SERIES 1998                   Portfolio were selected by following a strategy
(A UNIT INVESTMENT            that invests for a period of about one year in
TRUST)                        approximately equal values of the ten common
------------------------------stocks in the Dow Jones Industrial Average (DJIA) / / DESIGNED FOR TOTAL RETURN having the highest dividend yields two business
/ / DEFINED PORTFOLIO OF 10   days before the date of this Prospectus.
      HIGHEST DIVIDEND        The value of Units will fluctuate with the value
      YIELDING DOW STOCKS     of the common stocks in the Portfolio and no
/ / DIVIDEND INCOME           assurance can be given that dividends will be paid
                              or that the Units will appreciate in value.
                              Units are offered only to employee benefit plans established by Merrill Lynch & Co., Inc. and its affiliates ('collectively, the ML Plan') as an investment alternative for plan allocations to help participants meet their personal retirement needs and goals. The ML Plan will invest in Units in accordance with allocation instructions received from employees pursuant to the plan.
                              Accordingly, the interests of an employee in the Units is subject to the terms of the ML Plan and the terms on which Units are offered as an investment alternative under the ML Plan. The rights of the ML Plan as a Holder of Units should be distinguished from the rights of an employee.
                              The term 'Holder' in this Prospectus refers to the ML Plan.


                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               Inquiries should be directed to the Trustee at
SPONSOR:                       1-800-221-7771.
Merrill Lynch,                 Prospectus dated February 11, 1998.
Pierce, Fenner & Smith         INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Incorporated                   AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.
----------------------------------------------------------------
Defining the Strategy
----------------------------------------------------------------
The Select Ten Retirement Portfolio follows a simple, time-tested Strategy: buy approximately equal amounts of the ten highest dividend-yielding common stocks (Strategy Stocks) of the 30 stocks in the DJIA* (determined as of two business days prior to the date of this Prospectus) and hold them for about one year. At the end of the year, the Portfolio will be liquidated and the Strategy reapplied to the DJIA to select a new portfolio. It is anticipated that a new Portfolio will be offered each year to enable employees to continue the Strategy with their ML Plan allocations. Each Portfolio is designed to be part of a longer term strategy and investors are advised to follow the Strategy for at least a three to five year period. For more than two decades, over those periods, the Strategy has never lost money.
The Strategy provides a disciplined approach to investing, based on a buy and hold philosophy, which ignores market timing and investment research and rejects active management of the Portfolio. Merrill Lynch, Pierce, Fenner & Smith Incorporated as sponsor of the Select Ten Retirement Portfolio (the 'Sponsor') anticipates that the Portfolio will remain unchanged over its one-year life despite any adverse developments concerning an issuer, an industry or the economy or stock market generally. Although Select Ten Portfolios were not available until 1991, a strategy of investing in approximately equal values of Strategy Stocks (but not necessarily a given Portfolio) each year would have yielded a higher total return than an investment in all of the stocks of the DJIA, on a hypothetical basis in 16 of the last 25 years. Of course, past performance of the Strategy can be no guarantee of future results and there can be no assurance that the Portfolio will outperform the DJIA over its one-year life, especially because of Portfolio expenses, or that the Strategy will not lose money over its one-year life or over consecutive annual periods.
------------
* The name 'Dow Jones Industrial Average' is the property of Dow Jones & Company, Inc., which is not affiliated with the Sponsor, has not participated in any way in the creation of the Portfolio or in the selection of stocks included in the Portfolio and has not reviewed or approved any information included in this Prospectus.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------
The Portfolio is diversified by industry. Based upon the principal business of each issuer and current market values, the following industries are represented in the Portfolio:
                                                                     APPROXIMATE
                                       PORTFOLIO PERCENTAGE
  / / Oil and Gas                                                            20%
/ / Automobile Manufacturing                                                  10
  / / Chemical Products                                                       10
  / / Financial Services and Banking                                          10
/ / Forest Products and Paper                                                 10
/ / Manufacturing                                                             10
/ / Photo Equipment/Supplies                                                  10
/ / Telecommunications                                                        10
/ / Tobacco and Food Processing                                               10
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------
The Strategy Stocks, as the 10 highest yielding stocks in the DJIA, generally share attributes that have caused them to have lower prices or higher yields relative to the other stocks in the DJIA. The Strategy Stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. The Strategy is therefore contrarian in nature. The Strategy Stocks are chosen solely by application of the Strategy to determine the highest yielding DJIA stocks. The Portfolio does not reflect any investment recommendations of the Sponsor and one or more of the stocks in the Portfolio may, from time to time, be subject to sell recommendations by the Sponsor.
The Portfolio is not an appropriate investment for those who are not comfortable with the Strategy or for those who are unable or unwilling to assume the risk involved generally with an equity investment. It may not be appropriate for investors seeking either preservation of capital or high current income.
There can be no assurance that the market factors that caused the relatively low prices and high yields of the Strategy Stocks will change, that any negative conditions adversely affecting the stock price will not deteriorate, that the dividend rates on the Strategy Stocks will be maintained or that share prices will not decline further during the life of the Portfolio, or that the Strategy Stocks will continue to be included in the DJIA.
Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio could be affected by changes in the financial condition of the issuers, changes in the various industries represented in the Portfolio, movements in stock prices generally, the impact of the purchase and sale of securities for a Portfolio (especially during the rollover period) and other factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. Therefore, there is no guarantee that the objective of the Portfolio will be achieved. Also, the return on an investment in the Portfolio will be lower than the hypothetical returns on Strategy Stocks because the Portfolio pays brokerage commissions and expenses, purchases Strategy Stocks at different prices, is not fully invested at all times and because of other factors described under Performance Information.
Unlike a mutual fund, the Portfolio is not actively managed and the Sponsor receives no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not require the sale of securities from the Portfolio. Although the Sponsor may instruct the Trustee to sell securities under certain limited circumstances, given the investment philosophy of the Portfolio, the Sponsor is not likely to do so. The Portfolio may continue to purchase or hold securities originally selected even though the market value and yields on the securities may have changed or the securities may no longer be included in the DJIA.
The Portfolio is not considered to be 'concentrated' in stocks of any particular industry.
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------
OFFERING OF UNITS
Units may be purchased by certain employee benefit plans established for employees of Merrill Lynch & Co., Inc. and its affiliates. The ML Plan may buy Units only directly from the Trustee and may realize the value of Units only by tendering them for redemption. See Fund Description--ML Plan in Part B. Units of this Portfolio may not be held outside of the ML Plan.
OFFER PRICE PER 1,000 UNITS                      $1,000.00
The Offer Price as of February 10, 1998, the business day prior to the initial date of deposit is based on the aggregate value of the underlying securities ($103,455.00) and any cash held to purchase securities ($6,545.00), divided by the number of units outstanding (110,000) times 1,000. The Offer Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.
SPONSOR'S ADMINISTRATIVE FEE
Units are subject to the Sponsor's Administrative Fee (for reimbursement of direct expenses), accrued on a daily basis while the Units are held. Payment of this fee will be made from dividend income from the stocks held in the Portfolio. See Expenses.
ROLLOVER
If your ML Plan assets are invested in a Select Ten Retirement Portfolio at the termination of the Portfolio, the Plan Administrator will redeem Plan units and reinvest the proceeds in units of the successor Select Ten Retirement Portfolio. The new Portfolio will hold the then current Strategy Stocks. Of course, if you no longer wish to hold the Select Ten Retirement Portfolio, you can change your Plan allocation instructions at any time as permitted by the ML Plan. DISTRIBUTIONS
The ML Plan as Holder will receive distributions of any dividend income, net of expenses, on the 10th of May, August and November 1998 and January 1999, for all units owned on the 9th of those months.

AUTOMATIC REINVESTMENT
Distributions to the ML Plan will be automatically reinvested into additional Units of the Portfolio. Reinvesting helps to compound your income for a greater total return.
TAXES
Because the ML Plan is exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended, while Units are held by the ML Plan, neither it nor any participating employee will be taxed on income from the Portfolio. TERMINATION DATE
The Portfolio will terminate by February 11, 1999. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------
Although each Portfolio has a term of only one year and is a unit investment trust rather than a mutual fund, the following information is presented to facilitate a comparison of fees and an understanding of the direct or indirect costs and expenses that ML Plan participants bear.
SPONSOR'S ADMINISTRATIVE FEE
Maximum of $0.10 annually per 1,000 Units (0.01% of initial offering price), accrued daily (not to exceed its direct expenses). See Fund Description--ML Plan.
ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                         As a %        Amount per
                                  of Net Assets       1,000 Units
                                  -----------------  --------------
Trustee's Fee                              .090%       $     0.90
Organizational Costs                       .161%       $     1.61
Other Operating Expenses                   .018%       $     0.18
                                  -----------------  --------------
TOTAL                                      .269%       $     2.69

These estimates do not include the costs of purchasing and selling the underlying Strategy Stocks.
This Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states and the initial audit of the Portfolio--as is common for mutual funds.
COSTS OVER TIME
A participant would bear the following cumulative expenses, including the administrative fee, on a $1,000 investment, assuming a 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $3         $9         $16         $35

This information assumes the principal amount and distributions are rolled over each year into a successor Portfolio.
The example assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds.
The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example.
SELLING YOUR INVESTMENT
The ML Plan as Holder may redeem Units at any time. The price will be based on the then current net asset value. The redemption price as of February 10, 1998 was $1,000 per 1,000 units. If you reinvest in the new Series, you will pay your share of any brokerage commissions on the sale of underlying securities when your Units are liquidated during the rollover.

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------
Equity Investor Fund
Select Ten Retirement Portfolio--Series 1998                   February 11, 1998
Defined Asset Funds

                                                                                                   PRICE
                                        TICKER         PERCENTAGE              CURRENT           PER SHARE          COST
NAME OF ISSUER                          SYMBOL         OF FUND (1)       DIVIDEND YIELD (2)       TO FUND        TO FUND (3)
-------------------------------------------------------------------------------------------------------------------------------

1. Philip Morris Companies, Inc.          MO                10.22%                 3.68%        $    43.5000   $     10,570.50
2. J.P. Morgan & Company, Inc.            JPM                9.71                  3.41             111.5625         10,040.62
3. Chevron Corporation                    CHV                9.85                  3.23              75.5000         10,192.50
4. General Motors Corporation             GM                 9.90                  3.16              63.2500         10,246.50
5. Eastman Kodak Company                  EK                10.30                  2.68              65.7500         10,651.50
6. Exxon Corporation                      XON               10.25                  2.64              62.0625         10,612.68
7. Minnesota Mining & Manufacturing
    Company                               MMM                9.75                  2.46              86.1875         10,083.94
8. American Telephone & Telegraph
    Company                                T                 9.74                  2.12              62.1875         10,074.38
9. International Paper Company            IP                 9.93                  2.10              47.5625         10,273.50
10. Du Pont (E.I.) De Nemours &
    Company                               DD                10.35                  2.01              62.6250         10,708.88
                                                    -----------------                                         -----------------
                                                           100.00%                                             $    103,455.00
                                                    -----------------                                         -----------------
                                                    -----------------                                         -----------------

------------------------------------


(1) Based on Cost to Fund.
(2) Current Dividend Yield for each security was calculated by annualizing the last quarterly or semi-annual ordinary dividend declared on the security and dividing the result by its market value as of the close of trading on February 10, 1998.
(3) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 10, 1998.
                      ------------------------------------
The securities were acquired on February 10, 1998 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or co-manager of a public offering of other securities in this Fund during the last three years. Affiliates of the Sponsor may serve as specialists in the securities in this Fund on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Fund. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

--------------------------------------------------------------------------------
              Hypothetical Strategy Stock Performance Information
--------------------------------------------------------------------------------
Select Ten Portfolios are based on a strategy of investing equal amounts in the 10 highest dividend-yielding stocks ('Strategy Stocks') in the DJIA each year. Although the Strategy Stocks underperformed the DJIA in eight of the last 25 years, their total return over several years generally outperformed the DJIA. This is why the Sponsors recommend following the Strategy for at least three to five years. Only the average annualized total return figures at the bottom of each column reflect reinvestment of dividends (at the end of each year). The results below are hypothetical for the following reasons: None of these figures reflects any expenses or brokerage commissions which investors in the Portfolio bear. Portfolio performance will also differ from the hypothetical performance of Strategy Stocks because Select Ten Portfolios are established at various times during a year, Portfolios may not be fully invested at all times or equally weighted in all 10 stocks, and their stocks are normally purchased or sold at prices different from the closing prices used in buying and selling Portfolio units. Past performance is no guaranty of future results of the Strategy or any Select Ten Portfolio.
             COMPARISON OF DIVIDENDS, APPRECIATION AND TOTAL RETURN
  (FIGURES DO NOT REFLECT SALES CHARGES, COMMISSIONS, FUND EXPENSES OR TAXES)

                                                      STRATEGY STOCKS(1)             DOW JONES INDUSTRIAL AVERAGE (DJIA)
           -----------------------------------------------------------------  ----------------------------------------------
  YEAR     APPRECIATION(2)    ACTUAL DIVIDEND YIELD(3)     TOTAL RETURN(4)    APPRECIATION(2)    ACTUAL DIVIDEND YIELD(3)
---------  -----------------  ---------------------------  -----------------  -----------------  ---------------------------

     1973          -6.22%                   5.20%                  -1.02%            -16.58%                   3.46%
     1974          -7.73                    7.42                   -0.31             -27.57                    4.43
     1975          49.06                    7.96                   57.02              38.32                    6.08
     1976          27.69                    7.12                   34.81              17.86                    4.86
     1977          -6.75                    5.92                   -0.83             -17.27                    4.56
     1978          -6.94                    7.10                    0.16              -3.15                    5.84
     1979           3.94                    8.41                   12.35               4.19                    6.33
     1980          17.83                    8.54                   26.37              14.93                    6.48
     1981          -0.94                    8.41                    7.47              -9.23                    5.83
     1982          17.24                    8.22                   25.46              19.60                    6.19
     1983          30.22                    8.24                   38.46              20.30                    5.38
     1984           0.69                    6.65                    7.34              -3.76                    4.82
     1985          21.66                    6.97                   28.63              27.66                    5.12
     1986          23.76                   10.81                   34.57              22.58                    4.33
     1987           1.87                    5.10                    6.97               2.26                    3.76
     1988          15.71                    5.79                   21.50              11.85                    4.10
     1989          20.35                    6.95                   27.30              26.96                    4.75
     1990         -13.00                    5.06                   -7.94              -4.34                    3.77
     1991          28.16                    5.21                   33.37              20.32                    3.61
     1992           3.62                    4.70                    8.32               4.17                    3.17
     1993          22.71                    4.21                   26.92              13.72                    3.00
     1994          -0.19                    4.08                    3.89               2.14                    2.81
     1995          32.45                    4.03                   36.48              33.45                    3.03
     1996          24.46                    3.48                   27.94              26.01                    2.56
     1997          18.34                    3.25                   21.59              22.64                    2.14
Average Annualized Total Return                                    18.12


  YEAR     TOTAL RETURN(4)
---------  -----------------

     1973         -13.12%
     1974         -23.14
     1975          44.40
     1976          22.72
     1977         -12.71
     1978           2.69
     1979          10.52
     1980          21.41
     1981          -3.40
     1982          25.79
     1983          25.68
     1984           1.06
     1985          32.78
     1986          26.91
     1987           6.02
     1988          15.95
     1989          31.71
     1990          -0.57
     1991          23.93
     1992           7.34
     1993          16.72
     1994           4.95
     1995          36.48
     1996          28.57
     1997          24.78
Average A          13.01

------------------------------------

(1) The Strategy Stocks for any given year were selected by ranking the dividend yields for each of the stocks in the DJIA as of the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year) divided by that stock's market value on the first trading day that year on the New York Stock Exchange.
(2) Appreciation for the Strategy Stocks is calculated by subtracting the market value of these stocks at the opening value on the first trading day on the New York Stock Exchange in a given year from the market value of those stocks at the closing value on the last trading day in that year, and dividing the result by the market value of the stocks at the opeining value on the first trading day in that year. Appreciation for the DJIA is calculated by subtracting the opening value of the DJIA on the first trading day in each year from the closing value of the DJIA on the last trading day in that year, and dividing the result by the opening value of the DJIA on the first trading day in that year.
(3) Actual Dividend Yield for the Strategy Stocks is calculated by adding the total dividends on the stocks in the year and dividing the result by the market value of the stocks on the first trading day in that year. Actual Dividend Yield for the DJIA is calculated by taking the total dividends credited to the DJIA and dividing the result by the opening value of the DJIA on the first trading day of the year.
(4) Total Return represents the sum of Appreciation and Actual Dividend Yield. Individual year Total Returns do not take into consideration any reinvestment of dividend income.

--------------------------------------------------------------------------------
           Past Performance of Prior Select Ten Retirement Portfolio
--------------------------------------------------------------------------------
The first Select Ten Retirement Portfolio was offered in 1996. The following table shows the actual performance of the 1996 Series. The table also shows the Average Annual Total Return and the Cumulative Total Return for the 1996 and 1997 Series. These past performance returns reflect an investment made in the initial 1996 Portfolio and assume a rollover into the successor 1997 Portfolio. Past performance is no guarantee of future results of the Select Ten Strategy or of any Portfolio currently offered.

                                                                                                          CUMULATIVE
                                                       DIVIDEND                                                TOTAL
    RETIREMENT SERIES               TERM               YIELD(1)     APPRECIATION(2)    TOTAL RETURN(3)        RETURN
-------------------------  ----------------------  ---------------  -----------------  ----------------  ------------

1996 Series                     2/20/96-  2/11/97          2.67%*           26.30%*            28.97%*
  Average Annual
  Total Return(4)               2/20/96- 12/31/97            --                --              24.95
  Cumulative
  Total Return                   2/20/96-12/31/97            --                --                 --           51.43%*
Performance for
Latest Year                       1/1/97-12/31/97            --                --              24.32%

------------------------------------

(1) Dividends paid on the securities to the Portfolio less ongoing expenses, divided by maximum initial public offering price.
(2) Represents the difference between initial unit price and redemption or liquidation price on the ending date (reflecting brokerage commissions paid by the Portfolio and organization expenses, and assuming reinvestment of dividends on the distribution dates), divided by the maximum initial public offering price.
(3) Appreciation plus Dividend Yield. Reflects reinvestment of dividends, deduction of ongoing expenses, but no adjustment for taxes payable.
(4) Average Annual Total Return includes the brokerage commissions paid in selling securities received in kind on annual rollovers.
------------------------------------
 * Figures are not annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS
The Sponsor, Trustee and Holders of Defined Asset Funds, Equity Investor Fund Select Ten Retirement Portfolio--Series 1998, Defined Asset Funds (the 'Fund'):
We have audited the accompanying statement of condition and the related portfolio included in the prospectus of the Fund as of February 11, 1998. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of February 11, 1998 in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, NY
February 11, 1998
                 STATEMENT OF CONDITION AS OF FEBRUARY 11, 1998
TRUST PROPERTY

Investments--Contracts to purchase Securities(1).........$         103,455.00
Cash.....................................................            6,545.00
Organizational Costs(2)..................................           80,500.00
                                                         --------------------
           Total.........................................$         190,500.00
                                                         --------------------
                                                         --------------------
LIABILITIES AND INTEREST OF HOLDERS
     Accrued Liability(2)................................$          80,500.00
                                                         --------------------
Interest of Holders of 110,000 Units of fractional
  undivided interest outstanding:
  Cost to investors(3)...................................$         110,000.00
                                                         --------------------
           Total.........................................$         190,500.00
                                                         --------------------
                                                         --------------------

---------------
          (1) Aggregate cost to the Fund of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 10, 1998. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DBS Bank, New York Branch, in the amount of $103,536.45 and deposited with the Trustee. The amount of the letter of credit includes $103,455.00 for the purchase of securities.
          (2) This represents a portion of the Fund's organizational costs which will be deferred and amortized over the life of the Fund. Organizational costs have been estimated based on projected total assets of $50 million. To the extent the Fund is larger or smaller, the estimate may vary.
          (3) Aggregate offer price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 10, 1998. There is no sales charge. Instead, Units are subject to accrual of a Sponsor's administrative fee at the annual rate per 1,000 Units set forth under Defining Your Costs.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
              EQUITY INVESTOR FUND SELECT TEN RETIREMENT PORTFOLIO
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS OF WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.
                                     Index

                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          3
How to Buy Units......................................          4
How to Redeem or Sell Units...........................          5
Income, Distributions and Reinvestment................          6
Expenses..............................................          6
                                                          PAGE
                                                        ---------
Taxes.................................................          7
Records and Reports...................................          7
Trust Indenture.......................................          7
Miscellaneous.........................................          8
Supplemental Information..............................          8

FUND DESCRIPTION
THE STRATEGY
     Simple strategies can sometimes be the most effective. The Fund seeks total return by acquiring the ten highest dividend yielding stocks in the Dow Jones Industrial Average as of the date indicated in Part A, and holding them for about one year. This investment strategy is based on three time-tested investment principles: time in the market is more important than timing the market; the stocks to buy are the ones everyone else is selling; and dividends can be an important part of total return. An investment in the Fund can be cost-efficient, avoiding the odd-lot costs of buying small quantities of securities directly. Purchasing a portfolio of these stocks as opposed to one or two provides a more diversified holding. There is only one investment decision instead of ten, four quarterly dividends instead of 40. Investments in a number of companies with high dividends relative to their stock prices is designed to increase the Fund's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and dividends have accounted for a substantial portion of the total return on stocks of the DJIA as a group. The Fund's return will consist of a combination of capital appreciation and current dividend income. The Fund will terminate in about one year. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price as well.
     The first DJIA, consisting of 12 stocks, was published in The Wall Street Journal in 1896. The Dow Jones Industrial Average includes some of the most well-known, widely followed and highly capitalized companies in America. These companies are major factors in their industries. These companies file information with the SEC which is available free of charge upon request from the Trustee.

    LIST AS OF OCTOBER 1, 1928                CURRENT LIST
----------------------------------------------------------------------
Allied Chemical                    Allied Signal
American Can                       Aluminum Co. of America
American Smelting                  American Express
American Sugar                     AT&T
American Tobbaco                   Boeing
Atlantic Refining                  Caterpillar
Bethlehem Steel                    Chevron
Chrysler                           Coca-Cola
General Electric                   Du Pont
General Motors                     Eastman Kodak
General Railway Signal             Exxon
Goodrich                           General Electric
International Harvester            General Motors
International Nickel               Goodyear
Mack Trucks                        Hewlett-Packard
Nash Motors                        IBM
North American                     International Paper
Paramount Publix                   Johnson & Johnson
Postum, Inc.                       J.P. Morgan & Co.
Radio Corporation of America (RCA) McDonald's
Sears Roebuck                      Merck
Standard Oil of New Jersey         Minnesota Mining & Manufacturing
Texas Corporation                  Philip Morris
Texas Gulf Sulphur                 Procter & Gamble
Union Carbide                      Sears Roebuck
United States Steel                Travelers Group
Victor Talking Machine             Union Carbide
Westinghouse Electric              United Technologies
Woolworth                          Wal-Mart Stores
Wright Aeronautical                Walt Disney

PORTFOLIO SELECTION
     The Portfolio contains ten common stocks in the DJIA having the highest dividend yields as of the date indicated in Part A. 'Highest dividend yield' is calculated for each Security by annualizing the last quarterly or semi-annual ordinary dividend distributed on the Security and dividing the result by its closing sales price. This yield is historical and there is no assurance that any dividends will be declared or paid in the future on the Securities. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield.
     The Strategy selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the Strategy may cause the Portfolio to own a stock that the Sponsor does not recommend for purchase and, in fact, the Sponsor may have sell recommendations on a number of the stocks in the Portfolio at the time the stocks are selected for inclusion in the Portfolio. Various theories attempt to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time: the issuer may be in financial difficulty or out of favor in the market because of weak earnings or performance or forecasts or negative publicity; uncertainties relating to pending or threatened litigation or pending or proposed legislation or government regulation; the stock may be a cyclical stock reacting to national and international economic developments; or the market may be anticipating a reduction in or the elimination of the issuer's dividend. Some of the foregoing factors may be relevant to only a segment of an issuer's overall business yet the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.
     Additional Units may be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities. To minimize the risk of price fluctuations when purchasing Securities, the Portfolio will try to purchase Securities as close to the Evaluation Time or at prices as close to the evaluated prices as possible.
     The deposit of the Securities in the Fund on the initial date of deposit established a proportionate relationship among the number of shares of each Security. During the 90-day period following the initial date of deposit the Fund may acquire additional Securities by investing the proceeds from selling additional Units, maintaining to the extent practicable that original proportionate relationship. Deposits of additional Securities subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the number of shares of each Security at the end of the initial 90-day period. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.
PORTFOLIO SUPERVISION
     The Portfolio follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. Although the Portfolio is regularly reviewed, because of the Strategy, the Portfolio is unlikely to sell any of the Securities, other than to satisfy redemptions of units, or to cease buying additional shares in connection with the issuance of Additional Units. More specifically, adverse developments concerning a Security including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the Security detrimental to the interest of investors, will generally not cause the Fund to dispose of a Security or cease buying it. Furthermore, the Portfolio will likely continue to hold a Security and purchase additional shares notwithstanding its ceasing to be included among the ten highest dividend yielding stocks in the DJIA or even its deletion from the DJIA. ML PLAN
     The Sponsor, as a 'party in interest' with respect to the ML Plan, is prohibited by ERISA from selling Units to or buying them from the ML Plan. Accordingly, the ML Plan will purchase Units directly from the Trustee and may only tender Units to the Trustee for redemption. It is also prohibited from acting as dealer, and from charging for its services as broker, for the Trust in acquiring Securities with monies paid for Units, and in selling Securities to pay redemptions of Units, by the ML Plan. In addition, ERISA prohibits the Sponsor from receiving compensation or other consideration except for reimbursement of its direct expenses. Therefore, the proceeds of the Sponsor's administrative fee paid by the ML Plan will be used to reimburse the Sponsor for these expenses, and the Sponsor will not collect the administrative fee on Units held by the ML Plan at any time when it has no unreimbursed expenses. An application may be filed with the Department of Labor for exemption from certain of the ERISA prohibited transaction provisions so that the Sponsor, among other things, may provide a secondary market for Units held by the ML Plan and may charge certain fees and recover certain additional costs.
RISK FACTORS
     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsor cannot predict the direction or scope of any of these factors. Additionally, equity markets have been at historically high levels and no assurance can be given that these levels will continue. There can be no assurance that the Portfolio will be effective in achieving its objective over the one-year life of the Fund or that future portfolios selected through this process during consecutive one-year periods will meet their objectives. The Portfolio is not designed to be a complete investment program.
LITIGATION AND LEGISLATION
     The Sponsor does not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation, particularly with respect to the environment or with respect to the oil and gas or tobacco industry, may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.
LIFE OF THE FUND; FUND TERMINATION
     The size and composition of the Portfolio will be affected by the level of purchases and redemptions of Units that may occur from time to time. Principally, this will depend upon the number of participants in the ML Plan who are invested in the Portfolio. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsor once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsor to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.
     Notice of impending termination will be provided to the ML Plan and thereafter Units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.
HOW TO BUY UNITS
UNIT OFFER PRICE
     Units may be purchased by the ML Plan at the Offer Price by means of this Prospectus. The Offer Price per Unit of the Fund is computed as of the Evaluation Time by adding the evaluation of the underlying Securities, as determined by the Evaluator as described under How to Buy Units--Evaluations below, and any cash held to purchase Securities, divided by the number of Units outstanding. The Offer Price per Unit of a Trust will vary after the Evaluation Date (set forth under Defining Your Investment) in accordance with fluctuations in the evaluations of the underlying Securities. A proportionate share of any cash held by the Portfolio in the Capital Account not allocated to purchase Securities and net income in the Income Account on the date of delivery of the Units to the Plan is added to the Offer Price.
     No sales charge is payable when Units are purchased. Instead, Units are subject to a Sponsor's administrative fee at the annual rate set forth under Defining Your Costs. If a Holder sells or redeems Units before the maturity of a Trust, only the administrative fees accrued to the date of sale or redemption will be payable, and this will have the effect of reducing the rate of administrative fees. Similarly, if Units are purchased after the Initial Date of Deposit, the purchaser will not pay fees previously accrued and this will also have the effect of reducing the rate of administrative fees.
EVALUATIONS
     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange, evaluations are generally based on closing sales prices on that exchange (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.
NO CERTIFICATES
     The ML Plan is required to hold the Units in uncertificated form.
HOW TO REDEEM OR SELL UNITS
REDEMPTIONS
     Units may be redeemed by the ML Plan by sending the Trustee a redemption request.
     By the seventh calendar day after tender the ML Plan will be wired an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of the Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses including the administrative fees, unreimbursed Trustee advances, cash held to redeem Units or for distribution to the ML Plan and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.
     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Sponsor in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size of the Fund. Provision is made under the Indenture for the Sponsor to specify the minimum dollar amount in which blocks of Securities are to be sold in order to obtain the best price for the Portfolio. While these minimum amounts may vary from time to time in accordance with market conditions, the Sponsor believes that the minimum dollar amount which would be specified would be approximately $25,000.
     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.
ROLLOVER
     Upon termination of the Portfolio the Plan Administrator will redeem Units held and invest the proceeds in the next Select Ten Retirement Portfolio. The Plan Administrator may, however, stop offering the Select Ten Retirement Portfolio as a Plan investment alternative at any time. The Sponsor may, in its sole discretion and without penalty or liability to investors, decide not to sponsor any successor Portfolio or decide to modify the terms of the rollover. Prior notice of any decision would be provided to the Plan Administrator.
     The rollover is accomplished by the in-kind redemption of Units followed by the sale of the underlying Securities by a distribution agent on behalf of participating investors and the reinvestment of the sale proceeds (net of brokerage fees, governmental charges and other sale expenses) in units of the Successor Portfolio.
     The Sponsor intends to sell the distributed Securities, on behalf of the distribution agent, as quickly as practicable and then to create units of the successor Portfolio as quickly as possible, subject in both cases to the Sponsor's sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of investors. Accordingly, the Sponsor may, in its sole discretion, undertake a more gradual sale of the distributed Securities and a more gradual creation of units of the New Portfolio to help mitigate any negative market price consequences caused by this large volume of securities trades. There can be no assurance, however, that this procedure will be successful or might not result in less advantageous prices than had this procedure not been practiced at all. Pending the investment of rollover proceeds in the securities to comprise the new Portfolio, those moneys may be uninvested for up to several days. For those Securities in the Portfolio that will also be in the new Portfolio, a direct sale of those securities between the two funds is now permitted pursuant to an SEC exemptive order. These sales will be effected at the securities' closing sale prices on the exchanges where they are principally traded, free of any brokerage costs.
     The Division of Investment Management of the SEC is of the view that the rollover option constitutes an 'exchange offer', for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsor has received exemptive orders under
Section 11(c) which it believes permit it to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsor's position and additional regulatory approvals may be required.
INCOME, DISTRIBUTIONS AND REINVESTMENT
INCOME AND DISTRIBUTIONS
     The annual income per Unit, after deducting estimated annual Fund expenses per Unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.
     Each Unit receives an equal share of distributions of dividend income net of estimated expenses and the administrative fee. Because dividends on the Securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the Income Account. Dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest. Proceeds of the disposition of any Securities not used to pay the administrative fee or to redeem Units will be held in the Income and Capital Account, respectively, and distributed on the final Distribution Date or following liquidation of the Fund. REINVESTMENT
     Income and principal distributions on Units will be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be new Units created by the deposit of cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Deposits or purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in the Fund. Units acquired by reinvestment will be subject to any unaccrued Administrative Fees. The Sponsor reserves the right to amend, modify or terminate the reinvestment plan at any time without prior notice.
EXPENSES
SPONSOR'S ADMINISTRATIVE FEE
     An administrative fee, to reimburse the Sponsor for certain expenses described under Fund Description--ML Plan, at the rates set forth under Defining Your Costs, calculated on a daily basis, will be deducted from the Income Account on each Distribution Date and will be distributed to the Sponsor on certification of its reimbursable expenses. Accrued administrative fees will be deducted at the time of any interim redemption.
OTHER EXPENSES
     Estimated Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The estimated expenses do not include any brokerage commissions payable by the Portfolio in buying and selling Securities. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsor, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available.
     Expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over the life of the Fund. Advertising and selling expenses will be paid by the Sponsor at no charge to the Fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.
TAXES
     The Fund is not an association taxable as a corporation for federal income tax purposes. Because the ML Plan is exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended, while Units are held by the ML Plan, neither it nor any participating employee will be taxed on income from the Portfolio.
RECORDS AND REPORTS
     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.
     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee will send the participating ML Plan a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts will be audited by independent accountants selected by the Sponsor and any report of the accountants will be available from the Trustee on request.
TRUST INDENTURE
     The Portfolio is a 'unit investment trust' created under New York law by a Trust Indenture between the Sponsor and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.
     The Indenture may be amended by the Sponsor and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsor). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.
     The Trustee may resign upon notice to the Sponsor. It may be removed by investors holding 51% of the Units at any time or by the Sponsor without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsor will use its best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.
     The Sponsor and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.
MISCELLANEOUS
LEGAL OPINION
     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.
AUDITORS
     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.
TRUSTEE
     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.
SPONSOR
     The Sponsor is listed on the back cover of the Prospectus. Merrill Lynch, Pierce, Fenner & Smith Incorporated is a wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsor, in addition to participating as a member of various selling groups or as agents of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of these companies and sells securities to these companies in its capacities as brokers or dealers in securities.
CODE OF ETHICS
     The Sponsor has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Sponsor's responsibilities to the Fund.
PERFORMANCE INFORMATION
     Total returns, average annualized returns and/or cumulative returns for various periods of the Strategy Stocks, the related index, the current and/or one or more prior Select Ten Portfolios may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments in Strategy Stocks during an accumulation period and like annual withdrawals during a distribution period. Figures for actual Portfolios (but not Strategy Stocks or the related index) reflect deduction of all Portfolio expenses and unless otherwise stated the maximum sales charge. No provision is made for any income taxes payable. Similar figures may be given for Strategy Stocks. The performance of Strategy Stocks may also be shown in comparison to other indexes. Investors should bear in mind that this represents past performance and is no assurance of future results of the current or any future Portfolio.
SUPPLEMENTAL INFORMATION
     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                             Defined
                             Asset FundsSM

SPONSOR:                           EQUITY INVESTOR FUND
Merrill Lynch,                     SELECT TEN RETIREMENT
Pierce, Fenner & Smith IncorporatedPORTFOLIO--SERIES 1998
Defined Asset Funds
P.O. Box 9051
Princeton, NJ 08543-9051           This Prospectus does not contain all of the
(609) 282-8500                     information with respect to the investment
TRUSTEE:                           company set forth in its registration
The Bank of New York               statement and exhibits relating thereto which
P.O. Box 974                       have been filed with the Securities and
Wall Street Division               Exchange Commission, Washington, D.C. under
New York, NY 10268-0974            the Securities Act of 1933 and the Investment
1-800-221-7771                     Company Act of 1940, and to which reference
                                   is hereby made.
                                   ------------------------------
                                   No person is authorized to give any
                                   information or to make any representations
                                   with respect to this investment company not
                                   contained in its registration statement and
                                   related exhibits; and any information or
                                   representation not contained therein must not
                                   be relied upon as having been authorized.
                                   ------------------------------
                                   When Units of this Fund are no longer
                                   available this Prospectus may be used as a preliminary prospectus for a future series.

                                                      70052--2/98